Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR PINNACLE ENTERTAINMENT, INC.
On June 30, 2010, Pinnacle Entertainment, Inc. (the “Company”) completed the sale of the Company’s Argentine businesses for approximately $40 million in cash. The sale was completed pursuant to a Sale and Purchase Agreement dated April 29, 2010, between Casino Magic Corp. and Casino Magic Management Services Corp. (collectively, the “Sellers”) and Casino Club S.A., Da Silvano S.A., Compañía Gerenciadora de Inversiones S.A. and Correon S.A. (collectively, the “Buyers”). Pursuant to the terms of the Agreement, the Buyers agreed to purchase from the Sellers all of the outstanding shares of Casino Magic Neuquén S.A. for a total purchase price of approximately $40 million. The Sellers are the sole shareholders of Casino Magic Neuquén S.A. and are wholly-owned subsidiaries of the Company. Casino Magic Neuquén S.A. operates the Company’s Argentine businesses. In the unaudited pro forma condensed consolidated financial information below, we refer to these assets as the “Argentine business”.
The unaudited pro forma condensed consolidated financial information shown below is based on historical consolidated financial statements of the Company. The unaudited pro forma financial information presented reflects the estimated pro forma effect of the disposition on the Company. The unaudited pro forma condensed consolidated financial information as follows:
•	An unaudited pro forma condensed consolidated balance sheet as of March 31, 2010, giving effect to the disposition as if it occurred as of March 31, 2010;

•	An unaudited pro forma consolidated statement of operations for the year ended December 31, 2009 and three months ended March 31, 2010 giving effect to the disposition as if it occurred on January 1, 2009; and

•	Notes to unaudited pro forma condensed consolidated financial statements
The unaudited pro forma condensed consolidated financial statements include specific assumptions and adjustments related to the disposition. These pro forma adjustments have been made to illustrate the anticipated financial effect of the disposition on the Company. The adjustments are based upon available information and assumptions that the Company believes are reasonable as of the date of this filing. However, actual adjustments may differ materially from the information presented. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial statements. The pro forma financial statements, including notes thereto, should be read in conjunction with the historical financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “Form 10-K”), Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 and Current Report on Form 8-K filed on June 21, 2010, which was filed to update the historical financial statements included in the Company’s Form 10-K to reflect its Casino Magic Argentina operations and Atlantic City operations and related assets as held for sale for the year ended December 31, 2009 and the results of those operations as discontinued operations for all periods presented.
The unaudited pro forma condensed consolidated financial information presented herein is for informational purposes only. It is not intended to represent or be indicative of the consolidated results of operations or financial position that would have been reported had the disposition been completed as of the dates presented. The information is not representative of future results of operations or financial position.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	March 31, 2010
		Business	Pro Forma
	As Reported	Disposition	Adjusted
	(in thousands, except share data)
ASSETS
Current Assets:
Cash and cash equivalents	$133,925	$40,000	$173,925
Accounts receivable	12,259	—	12,259
Inventories	6,899	—	6,899
Prepaid expenses and other assets	12,018	—	12,018
Assets of discontinued operations held for sale	94,342	(22,154)	72,188

Total current assets	259,443	17,846	277,289

Restricted cash	6,612	—	6,612
Land, buildings, riverboats and equipment, net	1,506,814	—	1,506,814
Assets held for sale	79	—	79
Goodwill	16,742	—	16,742
Intangible assets, net	30,017	—	30,017
Other assets, net	32,262	—	32,262
Deferred income taxes	3,377	—	3,377

	$1,855,346	$17,846	$1,873,192

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$32,132	$—	$32,132
Accrued legal fees	—	2,500	2,500
Accrued interest	15,816	—	15,816
Accrued compensation	40,656	—	40,656
Accrued taxes	14,828	—	14,828
Other accrued liabilities	51,264	—	51,264
Deferred income taxes	1,274	—	1,274
Current income taxes payable	—	1,111	1,111
Current portion of long-term debt	81	—	81
Liabilities of discontinued operations held for sale	16,019	(5,190)	10,829

Total current liabilities	172,070	(1,579)	170,491

Long-term debt less current portion	1,106,554	—	1,106,554
Other long-term liabilities	43,091	—	43,091
Commitments and contingencies
Stockholders’ Equity
Common stock—$0.10 par value, 60,079,686 shares outstanding, net of treasury shares	6,222	—	6,222
Additional paid-in capital	1,016,859	—	1,016,859
Accumulated deficit	(451,636)	2,064	(449,572)
Accumulated other comprehensive loss	(17,724)	17,361	(363)
Treasury stock, at cost,2,008,986 of treasury shares	(20,090)	—	(20,090)

Total stockholders’ equity	533,631	19,425	553,056

	$1,855,346	$17,846	$1,873,192

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	For the year ended December 31, 2009
	As Reported	Business Disposition	Pro Forma Adjusted
	(in thousands, except per share data)
Revenues:
Gaming	$876,197	$—	$876,197
Food and beverage	58,697	—	58,697
Lodging	36,846	—	36,846
Retail, entertainment and other	35,938	—	35,938

	1,007,678	—	1,007,678

Expenses and other costs:
Gaming	530,386	—	530,386
Food and beverage	57,647	—	57,647
Lodging	23,365	—	23,365
Retail, entertainment and other	21,250	—	21,250
General and administrative	230,939	—	230,939
Depreciation and amortization	102,391	—	102,391
Pre-opening and development costs	16,607	—	16,607
Impairment of indefinite-lived intangible assets	1,850	—	1,850
Impairment of land and development costs	28,409	—	28,409
Impairment of buildings, riverboats and equipment	16,492	—	16,492
Write-downs, reserves and recoveries, net	1,708	—	1,708

	1,031,044	—	1,031,044

Operating loss	(23,366)	—	(23,366)
Other non-operating income	179	—	179
Interest expense, net of capitalized interest	(70,239)	—	(70,239)
Gain on sale of equity securities	12,914	—	12,914
Gain on sale of discontinued operation	—	2,515	2,515
Loss on early extinguishment of debt	(9,467)	—	(9,467)

Income (loss) from continuing operations before income taxes	(89,979)	2,515	(87,464)
Income tax benefit (expense)	558	(880)	(322)

Income (loss) from continuing operations	(89,421)	1,635	(87,786)
Loss from discontinued operations, net of income taxes	(168,881)	(2,730)	(171,611)

Net loss	$(258,302)	$(1,095)	$(259,397)

Net income (loss) per common share—basic
Income (loss) from continuing operations	$(1.49)	$0.03	$(1.46)
Loss from discontinued operations, net of income taxes	(2.81)	(0.05)	(2.86)

Net income (loss) per common share—basic	$(4.30)	$(0.02)	$(4.32)

Net income (loss) per common share—diluted
Income (loss) from continuing operations	$(1.49)	$0.03	$(1.46)
Loss from discontinued operations, net of income taxes	(2.81)	(0.05)	(2.86)

Net income (loss) per common share—diluted	$(4.30)	$(0.02)	$(4.32)

Number of shares—basic	60,056	60,056	60,056
Number of shares—diluted	60,056	60,056	60,056

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	For the three months ended March 31, 2010
	As Reported	Business Disposition	Pro Forma Adjusted
	(in thousands, except per share data)
Revenues:
Gaming	$235,485	$—	$235,485
Food and beverage	15,367	—	15,367
Lodging	8,398	—	8,398
Retail, entertainment and other	8,176	—	8,176

	267,426	—	267,426

Expenses and other costs:
Gaming	133,058	—	133,058
Food and beverage	15,909	—	15,909
Lodging	5,198	—	5,198
Retail, entertainment and other	4,568	—	4,568
General and administrative	56,812	—	56,812
Depreciation and amortization	26,080	—	26,080
Pre-opening and development costs	8,884	—	8,884
Write-downs, reserves and recoveries, net	(3,068)	—	(3,068)

	247,441	—	247,441

Operating income	19,985	—	19,985
Other non-operating income	27	—	27
Interest expense, net of capitalized interest	(20,952)	—	(20,952)
Loss on early extinguishment of debt	(1,418)	—	(1,418)

Loss from continuing operations before income taxes	(2,358)	—	(2,358)
Income tax benefit	207	—	207

Loss from continuing operations	(2,151)	—	(2,151)
Income (loss) from discontinued operations, net of income taxes	38,894	(630)	38,264

Net income (loss)	$36,743	$(630)	$36,113

Net income (loss) per common share—basic
Loss from continuing operations	$(0.04)	$—	$(0.04)
Income (loss) from discontinued operations, net of income taxes	0.65	(0.01)	0.64

Net income (loss) per common share—basic	$0.61	$(0.01)	$0.60

Net income (loss) per common share—diluted
Loss from continuing operations	$(0.04)	$—	$(0.04)
Income (loss) from discontinued operations, net of income taxes	0.64	(0.01)	0.63

Net income (loss) per common share—diluted	$0.60	$(0.01)	$0.59

Number of shares—basic	60,107	60,107	60,107
Number of shares—diluted	60,936	60,936	60,936

Pinnacle Entertainment, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
Note 1—Basis of Presentation
The unaudited pro forma financial information of Pinnacle Entertainment, Inc. (the “Company”) is presented to illustrate the effect of the Company’s June 30, 2010 sale of the Company’s Argentine business on its historical financial position and operating results. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2010 is based on the historical statements of the Company as of March 31, 2010 after giving effect to the transaction as if it had occurred as of March 31, 2010. The unaudited pro forma condensed consolidated statement of operations for the fiscal year ended December 31, 2009 and March 31, 2010 is based on the historical financial statement of the Company after giving effect to the transaction as if it had occurred on January 1, 2009. The unaudited pro forma financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s 2009 Annual Report on Form 10-K filed on February 26, 2010 (the “Form 10-K”), Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 filed on May 7, 2010 and Current Report on Form 8-K filed on June 21, 2010, which was filed to update the historical financial statements included in the Company’s Form 10-K to reflect its Casino Magic Argentina operations and Atlantic City operations and related assets as held for sale for the year ended December 31, 2009 and the results of those operations as discontinued operations for all periods presented.
The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of the Company would have been had the transactions occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results or financial position. However, pro forma adjustments reflected in the accompanying unaudited pro forma condensed consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.
Note 2—Pro Forma Adjustments
The unaudited pro forma condensed consolidated Balance Sheet at March 31, 2010 reflects the following adjustments:
•	Reflects cash proceeds from sale of our casino-hotel facility in Argentina
•	Reflects accrued legal fees related to sale of Argentine business
•	Reflects elimination of current assets associated with Argentina facility
•	Reflects elimination of current liability associated with Argentina facility
•	Reflects recognition of accumulated foreign currency translation loss associated with Argentine business
•	Reflects recognition of gain and related income tax expenses associated with the sale of Argentine business
The unaudited pro forma condensed consolidated Statement of Operations for the year ended December 31, 2009 reflects the following adjustments:
•	Reflects recognition of gain and related income tax expenses associated with the sale of Argentine business
•	Reflects elimination of revenues, operating expenses, interest expenses, and related income taxes of the Argentine business
The unaudited pro forma condensed consolidated Statement of Operations for the three months ended March 31, 2010, reflects the following adjustments:
•	Reflects elimination of revenues, operating expenses, interest expenses, and related income taxes of the Argentine business

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